AMERICAN FIDELITY SEPARATE ACCOUNT B

(the “Separate Account”)

Supplement Dated December 12, 2025

to the

Summary Prospectus, Prospectus, and Statement of Additional Information Dated May 1, 2025

The following information supplements and should be read in conjunction with the summary prospectus, prospectus, and statement of additional information for the Separate Account.

Effective as of December 31, 2025, the name of the fund listed below (the “Fund”), which is a variable investment option under your policy, shall be changed. The name of the Fund as used throughout the summary prospectus, prospectus, and statement of additional information for the Separate Account is hereby changed as noted below.

Current Name until December 31, 2025	New Name as of December 31, 2025
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio	BNY Mellon Variable Investment Fund: Small Cap Portfolio

For future reference, please keep this supplement together with your prospectus.